UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2021

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2020, on April 21, 2020 EyePoint Pharmaceuticals, Inc. (the “Company”) entered into a promissory note (the “PPP Loan”) with Silicon Valley Bank (the “Lender”) in the amount of $2,041,405.00, pursuant to the Paycheck Protection Program (the “PPP”), which was enacted on March 27, 2020. The PPP was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the “SBA”).

On June 19, 2021, the Company received notification from the Lender that the PPP Loan of $2,041,405.00 has been fully forgiven by the SBA, and that payment and all accrued interest thereon were remitted by the SBA to the Lender on June 16, 2021.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on June 22, 2021 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved (i) an amendment (the “2016 Plan Amendment”) to the EyePoint Pharmaceuticals, Inc. 2016 Long-Term Incentive Plan, as amended (the “2016 Long-Term Incentive Plan”) to increase the number of shares of common stock of the Company (the “Common Stock”) authorized for issuance thereunder by 2,500,000 shares, and (ii) an amendment (the “2019 Plan Amendment,” and together with the 2016 Plan Amendment, the “Plan Amendments”) to the EyePoint Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan (the “2019 Employee Stock Purchase Plan,” and together with the 2016 Long-Term Incentive Plan, the “Plans”) to increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares.

Summaries of the Plans and the Plan Amendments are set forth in the Company’s 2021 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on May 3, 2021 (the “Proxy Statement”). Those summaries and the above descriptions of the Plans and the Plan Amendments do not purport to be complete and are qualified in their entirety by reference to the Plans and the Plan Amendments, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 26, 2021, the record date for the Annual Meeting, there were 28,741,475 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which [23,587,523] or [82.07]%, were present in person via virtual communication or voted by proxy, which constituted a quorum. The holders of shares of Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1.Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2022 Annual Meeting or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	20,600,583
	Withheld	190,590
	Broker Non-Votes	2,796,350
Nancy Lurker	For	20,586,119
	Withheld	205,054
	Broker Non-Votes	2,796,350
Ronald W. Eastman	For	20,603,219
	Withheld	187,954
	Broker Non-Votes	2,796,350
John B. Landis, Ph.D.	For	20,607,069
	Withheld	184,104
	Broker Non-Votes	2,796,350
David Guyer, M.D.	For	20,602,544
	Withheld	188,629
	Broker Non-Votes	2,796,350
Wendy F. DiCicco	For	20,610,147
	Withheld	181,026
	Broker Non-Votes	2,796,350

Ye Liu	For	20,609,472
	Withheld	181,701
	Broker Non-Votes	2,796,350

Proposal No. 2.Approval of Amendment to the 2016 Long-Term Incentive Plan

The Company’s stockholders approved an amendment to the 2016 Long-Term Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,500,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	20,297,042
Against	381,145
Abstain	112,986
Non Votes	2,796,350

Proposal No. 3. Approval of Amendment to the 2019 Employee Stock Purchase Plan

The Company’s stockholders approved an amendment to the 2019 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	20,448,879
Against	320,005
Abstain	22,289
Non Votes	2,796,350

Proposal No. 4 Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	20,354,739
Against	379,909
Abstain	56,525
Non Votes	2,796,350

Proposal No. 5.Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting on this proposal is set forth below:

Vote type	Vote Results
For	23,539,331
Against	20,891
Abstain	27,301
Non Votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	EyePoint Pharmaceuticals, Inc. 2016 Long-Term Incentive Plan, as amended.
10.2	EyePoint Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan, as amended.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: June 24, 2021	By:	/s/ George O. Elston
	Name:	George O. Elston
	Title	Chief Financial Officer and Head of Corporate Development